UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2007

Gottschalks Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

1-09100	77-0159791
(Commission File Number)	(I.R.S. Employer Identification Number)

7 River Park Place East
Fresno, California    93720
(Address of principal executive offices including zip code)

(559) 434-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 30, 2007, Gottschalks Inc. issued a press release announcing that it has concluded its review of strategic alternatives and will continue to pursue its own long-term growth strategy to maximize shareholder value. The text of the release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
99.1	Press Release dated August 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gottschalks Inc. (Registrant)

August 30, 2007	By: /s/ James R. Famalette James R. Famalette Chairman and Chief Executive Officer

August 30, 2007	By: /s/ Daniel T. Warzenski Daniel T. Warzenski Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Exhibit No.	Description
99.1	Press Release dated August 30, 2007. Also provided in PDF format as a courtesy.